                                MORGAN STANLEY
                      GLOBAL OPPORTUNITY BOND FUND, INC.
-------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                        William G. Morton, Jr.
CHAIRMAN OF THE BOARD                  DIRECTOR
OF DIRECTORS

Michael F. Klein                       Stefanie V. Chang
PRESIDENT AND DIRECTOR                 VICE PRESIDENT

Peter J. Chase                         Harold J. Schaaff, Jr.
DIRECTOR                               VICE PRESIDENT

John W. Croghan                        Joseph P. Stadler
DIRECTOR                               VICE PRESIDENT

David B. Gill                          Valerie Y. Lewis
DIRECTOR                               SECRETARY

Graham E. Jones                        Joanna M. Haigney
DIRECTOR                               TREASURER

John A. Levin                          Belinda A. Brady
DIRECTOR                               ASSISTANT TREASURER

-------------------------------------------------------------------------------

INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

-------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

-------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

-------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
-------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.


-------------------------------------------------------------------------------

                                MORGAN STANLEY
                              GLOBAL OPPORTUNITY
                                BOND FUND, INC.

-------------------------------------------------------------------------------











                                 ANNUAL REPORT
                               DECEMBER 31, 1997
                     MORGAN STANLEY ASSET MANAGEMENT INC.
                              INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

For the year ended December 31, 1997, the Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 17.38% compared to 12.56% for the Fund's benchmark (described below). For the period since the Fund's commencement of operations on May 27, 1994 through December 31, 1997, the Fund's total return, based on net asset value per share, was 73.78% compared with 62.51% for the Fund's benchmark. The Fund uses as its benchmark, for purpose of comparing its performance, a composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index. However, the Fund's weightings in these asset classes are not restricted and will, under normal circumstances, fluctuate depending on market conditions. At December 31, 1997 the Fund's investment in debt instruments was comprised of 69.7% of emerging markets debt securities, and 30.3% U.S. high yield securities.

1997 was another remarkable year for the emerging debt markets, in several ways. While the asset class matured, and credit improvements in the broad emerging world were the order for most of the year, the Asian financial crisis unfolding at mid-year abruptly changed the risk profile for nearly all emerging countries, changing investor perceptions as to the proper risk premium for emerging markets. The weakness across Asia reached full pitch at the end of the fourth quarter, with sharp sell-offs in the Hong Kong and Korean markets. It continued into January with serious fears over the solvency of Indonesia. The spill-over effects into emerging debt have been devastating, and in the last quarter of the year the EMD markets experienced their first significant down quarter for the first time since early 1995.

Broad gains in the monetary, foreign exchange and fiscal areas characterized many emerging countries for the better part of 1997. The result was a pick-up in real growth, accompanied by significant declines in inflation, along with reasonable fiscal and current account balances. In Brazil, inflation came solidly into annualized single-digit range, as tight monetary policy and fiscal reform continued. In Russia, progress on the privatization front and sound money policy also brought inflation close to G10 levels, and allowed interest rates to fall to real rates of 8-10%, alongside a steady ruble. Venezuelan reforms and buoyant crude oil prices improved that country's debt profile, and Mexico continued along the path of accelerating growth and improved trade accounts.

A significant theme in 1997 was active external debt management by several large sovereigns, including Argentina, Brazil, Venezuela and Panama. A declining U.S. interest rate environment and ample global liquidity allowed these countries to achieve real present value savings through re-financing relatively expensive 'Brady' (restructured) debt, by issuing new 'global' bonds. This trend significantly improved these borrowers' debt profiles going forward.

For much of the year our portfolio maintained healthy exposure to the large Latin and Eastern European markets, while avoiding exposure to Asian borrowers. During the first half of the year we held overweight positions in Venezuela, Argentina, Russia and Bulgaria and shifted the Fund to an overweight interest rate posture following the back-up in U.S. rates in the first quarter. These country overweights helped the Fund return 11.9% by mid-year, versus the index return of 7.6%, with Russia and Bulgaria leading the way. As spreads on the benchmark emerging bond index tightened into 375 basis points over the U.S. yield curve, the Fund switched positions out of higher-risk, higher-yielding markets into better quality credits. By the end of the third quarter the emerging markets bond index spread had reached a 'full value' level of 350 basis points over Treasuries, and we reduced duration in the Fund accordingly.

The final quarter of the year brought a crisis atmosphere in Asia, and severe downturns in Hong Kong, Korea and Indonesia hammered prices and pushed up volatility in the debt markets. Spreads widened out to as far as 800 basis points over the U.S. curve, before ending the year at roughly 500 basis points over the curve. The Fund's weak performance versus its benchmark during the fourth quarter came as a result of an overweight position in Venezuela, as well as an underweight position against U.S. interest rates.

The high yield bond market had another good year in 1997. The Salomon Brothers high yield market index returned 13.2% compared to the 9.6% return registered by the Salomon Brothers Broad index. Declining long term interest rates and a strong stock market provided a favorable backdrop to the high yield market.

Ten year Treasury rates declined 67 basis points and thirty year rates declined 72 basis points from the beginning to the end of the year. However short term interest rates rose resulting in a relatively flat yield curve. The Federal Reserve boosted short term rates in March because of the fear of future inflation given the strong economy and tight labor market. These fears have not materialized so far however and the market retreat in March was short lived. Inflation reports continue to be excellent and the problems in Asia will only help keep inflation down.

The strong stock market also supported the high yield market. The S&P 500's 33% rise increased investors' confidence that earnings will continue upwards and that companies will have ready access to capital. Portfolio holdings such as Qwest and Outdoor Systems benefited from IPOs and equity issuance.

The merger and acquisition activity also continued at a high pace. Stock for stock transactions and mergers into high grade companies effectively delivered many high yield companies and boosted bond prices. Portfolio holdings Brooks Fiber and recently Teleport were beneficiaries in this category.

The telecommunications sector was by far the best performer during 1997. The sector benefited from acquisition activity and from the fact that many of the securities in the industry tend to have a high duration, so declining rates helped performance also. This was by far our most heavily weighted sector.

We also did a good job avoiding many landmines in 1997. The supermarket industry, generally a popular one in the market, had several high profile credit problems which we avoided. Subprime finance companies and auto suppliers were also sectors that experienced problems that we successfully avoided.

OUTLOOK

The continuing strength of the U.S. economy, and the attractive growth prospects of selected companies in the U.S. high-yield market lead us to be relatively optimistic about prospects for 1998 returns. Due to the age of the economic cycle and the still historically narrow average yield spreads we continue to emphasize somewhat higher than average credit quality in the portfolio, Additionally, we intend to maintain interest-rate sensitivity on the high yield portion which is no longer than that of its benchmark.

The Asian financial crisis will continue to impact all emerging markets into 1998. Severe dislocations in Asia have created several areas of value for our portfolio, and for the first time since the inception of the Fund we are (gradually) building exposure in Asia to what we consider solid sovereign and corporate issuers with good medium-term prospects. The ripple effects of Asia will likely keep the overall risk spreads in the broad emerging debt universe high, as fair value may be deemed to be 400-500 basis points of spread, rather than 300-400 basis points. More yield is in the market today, and importantly several non-Asian countries, e.g. Brazil, Mexico, Russia, have been forced by the Asian crisis to address more forcefully and accelerate long overdue structural reform. While the stabilization and recovery process in Asia will take many quarters to materialize, the re-pricing of the overall debt market over the past four months, along with a re-commitment to a proper policy mix in many countries, makes the 1998 outlook attractive from a total return standpoint.

Sincerely,

/S/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


/S/ Robert E. Angevine

Robert E. Angevine
PORTFOLIO MANAGER


/S/ Paul Ghaffari

Paul Ghaffari
PORTFOLIO MANAGER


January 1998

Morgan Stanley Global Opportunity Bond Fund, Inc.
Investment Summary as of December 31, 1997 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------
HISTORICAL                                                                    Total Return (%)
INFORMATION                                  --------------------------------------------------------------------------------
                                                Market Value (1)           Net Asset Value (2)               Index (3)
                                             ----------------------       ----------------------       ----------------------
                                                            Average                      Average                      Average
                                             Cumulative      Annual       Cumulative      Annual       Cumulative      Annual
                                             ----------     -------       ----------     -------       ----------     -------
                        One Year                  13.93%      13.93%           17.38%      17.38%           12.56%      12.56%
                        Since Inception*          66.01       15.12            73.78       16.59            62.51       14.45

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION:

[CHART]


                                                 Years ended December 31:

                                      1994*          1995           1996           1997
                                    ---------      ---------      ---------      ---------
Net Asset Value Per Share . . . . . $   12.25      $   12.99      $   14.86      $   13.74

Market Value Per Share. . . . . . . $   12.50      $   12.50      $   14.63      $   13.13
Premium/(Discount). . . . . . . . .       2.0%          -3.8%          -1.5%          -4.4%
Income Dividends. . . . . . . . . . $    0.91      $    1.59      $    1.49      $    1.30
Capital Gains Distributions . . . .         -              -      $    0.50      $    2.30
Fund Total Return (2) . . . . . . .     -6.42%         20.34%         31.45%         17.38%
Index Total Return (3). . . . . . .     -0.46%         22.37%         25.36%         12.56%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Prior to fiscal year 1997, the Fund used the J.P. Morgan Emerging Markets Bond Index for performance purposes. Beginning in 1997, the Fund is using a Global Opportunity Blended Composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index for the purpose of performance comparisons. This composite better represents the investment strategy of the Fund. However, the Fund's weighting in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. As of December 31, 1997, the Fund's investment in debt instruments was comprised of 69.7% emerging markets debt securities and 30.3% U.S. high yield securities.
  *  The Fund commenced operations on May 27, 1994.

Morgan Stanley Global Opportunity Bond Fund, Inc.
Investment Summary as of December 31, 1997 (Unaudited)

------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                    [CHART]

        Debt Securities           90.9%
        Short-Term Investments     8.2%
        Equity Securities          0.9%

------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                    [CHART]

        United States             41.6%
        Brazil                    17.3%
        Russia                    13.7%
        Mexico                    12.2%
        Argentina                 11.9%
        Venezuala                 10.7%
        Bulgaria                   3.6%
        Jamaica                    3.3%
        Cayman Island              2.1%
        Ivory Coast                1.8%
        Other                    -18.2%

------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                      PERCENT OF
                                                                      NET ASSETS
                                                                      ----------
 1.  Russia Principal Note, 6.719%, 12/15/20                             7.2%
 2.  Republic of Venezuela Debt Conversion Bond 9.25%, 9/15/27           5.4
 3.  Republic of Venezuela Debt Conversion Bond
     'DL' 6.813%, 12/18/07                                               5.2
 4.  Federative Republic of Brazil Global Bond 10.125%, 5/15/27          4.5
 5.  Salomon Brothers Federative Republic of Brazil Credit
     Linked Enhanced Note 9.00%, 1/15/99                                 4.2
 6.  Republic of Argentina 6.6885, 3/31/05                               3.8
 7.  CIA International Telecom 144A 10.375%, 8/1/04 (Argentina)          3.0
 8.  Russia Interest Arrears Notes 6.719%,    12/2/15                    2.9
 9.  United Mexican States 11.50%, 5/15/26                               2.5
10. United Mexican States Discount Bond 'D' 6.75%, 12/31/19              2.4
                                                                        ----
                                                                        41.1%
                                                                        ----
                                                                        ----


* Excludes short-term investments.

FINANCIAL STATEMENTS
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
------------------------------------------------------------------------------

DECEMBER 31, 1997

                                                           FACE
                                                         AMOUNT          VALUE
                                                          (000)          (000)
------------------------------------------------------------------------------
DEBT INSTRUMENTS (110.4%)
------------------------------------------------------------------------------
ARGENTINA (10.8%)
BONDS (10.8%)
     CIA International Telecom 144A
          10.375%, 8/1/04                         ARP     2,100  U.S. $  1,701
(b,e)Republic of Argentina
          6.688%, 3/31/05                         U.S. $  2,400          2,147
     Republic of Argentina '54'
          Tranche I 8.75%, 7/10/02                ARP       850            740
     Republic of Argentina 144A
          11.75%, 2/12/07                                   650            618
     Republic of Argentina Global
          Bond 9.75%, 9/19/27                     U.S. $  1,000            958
                                                                 -------------
                                                                         6,164
                                                                 -------------
------------------------------------------------------------------------------
BRAZIL (13.1%)
BONDS (13.1%)
     CSN Iron 144A 9.125%, 6/1/07                           550            475
     CSN Iron (Registered) 9.125%,
          6/1/07                                          1,500          1,296
     Federative Republic of Brazil 'C'
          Bond PIK 8.00%, 4/15/04                         1,517          1,192
(d)  Federative Republic of Brazil 'L'
          4.50%, 4/15/09                                  1,300            962
(e)  Federative Republic of BrazilGlobal Bond
          10.125%, 5/15/27                                2,760          2,591
(b)  Federative Republic of Brazil
          New Money Bond 'L'
          6.75%, 4/15/09                                  1,100            889
     Globopar 144A 10.50%, 12/20/06                          80             77
                                                                 -------------
                                                                         7,482
                                                                 -------------
------------------------------------------------------------------------------
BULGARIA (3.6%)
BONDS (3.6%)
(b)  Republic of Bulgaria Discount Bond
          'A' Euro 6.688%, 7/28/24                          400            309
(d)  Republic of Bulgaria Front Loaded
          Interest Reduction Bond 2.25%, 7/28/12          2,050          1,248
(b)  Republic of Bulgaria Past Due
          Interest Bond 6.688%, 7/28/11                     715            525
                                                                 -------------
                                                                         2,082
                                                                 -------------
------------------------------------------------------------------------------
CAYMAN ISLANDS (2.1%)
BONDS (2.1%)
     Pera Financial Services 144A
          9.375%, 10/15/02                                1,300          1,222
------------------------------------------------------------------------------
ECUADOR (1.0%)
BONDS (1.0%)
     Conecel 144A 14.00%, 5/1/02                            500            500
(b)  Republic of Ecuador Past Due
          Interest Bond PIK 6.688%, 2/27/15                 142             93
                                                                 -------------
                                                                           593
                                                                 -------------
------------------------------------------------------------------------------
IVORY COAST (1.8%)
LOAN AGREEMENTS (1.8%)
     Republic of Ivory Coast Syndicated
          Loan, Zero Coupon, 12/31/00
          (Participation: Paribas)                DEM     1,105  U.S. $    243
     Republic of Ivory Coast Syndicated
          Loan, Zero Coupon, 12/31/00
          (Participation: Salomon)                FRF     8,400            607
     Republic of Ivory Coast Syndicated
          Loan, Zero Coupon, 12/31/00
          (Participation: Salomon)                U.S. $    450            178
                                                                 -------------
                                                                         1,028
                                                                 -------------
------------------------------------------------------------------------------
JAMAICA (3.3%)
BONDS (3.3%)
     Government of Jamaica
          9.625%, 7/2/02                                  1,000            950
     Mechala Group Jamaica, Ltd. 'B'
          144A 12.75%, 12/30/99                           1,000            950
                                                                 -------------
                                                                         1,900
                                                                 -------------
------------------------------------------------------------------------------
MAURITIUS (0.6%)
BONDS (0.6%)
     Pindo Deli Finance Mauritius 144A
          10.75%, 10/1/07                                   400            326
------------------------------------------------------------------------------
MEXICO (12.2%)
BONDS (12.2%)
     Bancomext Global Bond
          7.25%, 2/2/04                                     470            434
     Empresas ICA Sociedad Controladora
          144A 11.875%, 5/30/01                           1,000          1,085
     Innova 144A 12.875%, 4/1/07                            350            351
     National Financiera 17.00%, 2/26/99          ZAR     4,000            821
     United Mexican States
          11.50%, 5/15/26                         U.S. $  1,200          1,425
(b)  United Mexican States Discount
          Bond 6.617%, 12/31/19                             250            232
(b)  United Mexican States Discount
          Bond 'D' 6.75%, 12/31/19                        1,500          1,390
     United Mexican States Global Bond
          11.375%, 9/15/16                                  700            804
     United Mexican States Par Bond
          'W-A' 6.25%, 12/31/19                             500            417
                                                                 -------------
                                                                         6,959
                                                                 -------------
------------------------------------------------------------------------------
MOROCCO (1.6%)
LOAN AGREEMENTS (1.6%)
(b,c) Kingdom of Morocco Restructuring
          and Consolidation Agreement 'A'
          (Participation: J.P. Morgan,
          Salomon) 6.656%, 1/1/09                         1,050            911
                                                                 -------------
------------------------------------------------------------------------------


  The accompanying notes are an intregal part of these financial statements.
                                      6

                                                           FACE
                                                         AMOUNT          VALUE
                                                          (000)          (000)
------------------------------------------------------------------------------
PANAMA (1.4%)
BONDS (1.4%)
     Republic of Panama 8.875%,
          9/30/27                                 U.S. $    850  U.S. $    800
------------------------------------------------------------------------------
PERU (2.1%)
BONDS (2.1%)
(d)  Republic of Peru Front Loaded
          Interest Reduction Bond
          3.25%, 3/7/17                                   2,000          1,190
------------------------------------------------------------------------------
RUSSIA (13.7%)
BONDS (0.8%)
     Unexim International Finance 144A
          9.875%, 8/1/00                                    500            443
LOAN AGREEMENTS (2.8%)
(c) International Bank for Economic
          Cooperation Loan
          Agreement, 12/31/00
          (Participation: Salomon)                        1,700          1,012
(c)  International Bank for Economic
          Cooperation Loan
          Agreement, 12/31/99
          (Participation: Salomon)                DEM     1,750            569
                                                                 -------------
                                                                         1,581
                                                                 -------------

NOTES (10.1%)
(b)  Russia Interest Arrears Notes
          6.719%, 12/2/15                         U.S. $  2,365          1,680
(b)  Russia Principal Note PIK
          6.719%, 12/15/20                                6,600          4,100
                                                                 -------------
                                                                         5,780
                                                                 -------------
                                                                         7,804
                                                                 -------------
------------------------------------------------------------------------------
UNITED KINGDOM (1.2%)
BONDS
     ING Bank 144A, Zero Coupon,
          8/14/98                                           700            684
------------------------------------------------------------------------------
UNITED STATES (31.2%)
ASSET - BACKED SECURITIES (2.6%)
     Aircraft Lease Portfolio Securitization
          Ltd. 1996-1 P1D 12.75%, 6/15/06                   374            404
     CFS 1997-5 'A1' 144A 7.72%, 6/15/05                    270            273
     DR Securitized Lease Trust
          1993-K1 'A1' 6.66%, 8/15/10                       160            148
          1994-K1 'A1' 7.60%, 8/15/07                       471            463
     First Home Mortgage Acceptance
          Corp., 1996-B, Class C 144A
          7.929%, 11/1/18                                   244            219
                                                                 -------------
                                                                         1,507
                                                                 -------------
BONDS (28.0%)
     Advanced Micro Devices, Inc.
          11.00%, 8/1/03                                    495            532
     Ameriserve Food Co.
          8.875%, 10/15/06                                  200            201
          10.125%, 7/15/07                                   85             88
     Anthem Insurance 144A
          9.00%, 4/1/27                           U.S. $    135  U.S. $    149
     Big Flower Press 8.875%, 7/1/07                        275            278
     CA FM Lease Trust 144A
          8.50%, 7/15/17                                    245            258
     Cablevision Systems Corp.
          9.875%, 5/15/06                                   405            445
     Comcast Cellular Holdings 'B'
          9.50%, 5/1/07                                     265            276
     Comcast Corp. 1.125%, 4/15/07                          210            138
     Criimi Mae Inc. 9.125%, 12/1/02                        200            201
     EES Coke Battery Co., Inc. 144A
          9.382%, 4/15/07                                   100            106
     Fleming Companies, Inc. 144A
          10.50%, 12/1/04                                   110            115
          10.625%, 7/31/07                                   70             74
     Fox/Liberty Networks LLC 144A
(d)0.00%, 8/15/07                                           275            176
          8.875%, 8/15/07                                    80             80
     Grand Casinos 10.125%, 12/1/03                         400            432
     Hermes Europe Railtel BV 144A
          11.50%, 8/15/07                                    40             44
     HMC Acquisition Properties
          9.00%, 12/15/07                                   350            365
     Horseshoe Gaming 'B'
          9.375%, 6/15/07                                   750            784
     Host Marriott Travel 9.50%, 5/15/05                    450            477
(b)  Huntsman Corp. 144A
          9.094%, 7/1/07                                    250            261
     Integrated Health Services 144A
          9.50%, 9/15/07                                    500            513
(d)  Intermedia Communications
          0.00%, 7/15/07                                    295            209
     ISP Holdings, Inc. 'B' 9.00%, 10/15/03                 495            514
     IXC Communications, Inc.
          12.50%, 10/1/05                                   175            201
     Jet Equipment Trust 'C1' 144A
          11.79%, 6/15/13                                   175            236
     Kinetic Concepts Inc. 144A
          9.625%, 11/1/07                                   300            304
     KMart Corp. 7.75%, 10/1/12                             125            122
     Lenfest Communications
          8.375%, 11/1/05                                   210            217
     Midland Funding Corp. I 'C-94'
          10.33%, 7/23/02                                   172            185
     Midland Funding Corp. II 'A'
          11.75%, 7/23/05                                    80             94
     Navistar Financial Corp. 'B'
          9.00%, 6/1/02                                      65             67
     Newpark Resources Inc. 144A
          8.625%, 12/15/07                                   60             61
(d)  Nextel Communications, Inc.
          0.00%, 8/15/04                                    810            719
(d)  Norcal Waste Systems Inc.
          13.50%, 11/15/05                                  500            581
     Nuevo Energy Co. 9.50%, 4/15/06                        240            256
     Outdoor Systems Inc. 8.875%, 6/15/07                   410            427
------------------------------------------------------------------------------


  The accompanying notes are an intregal part of these financial statements.
                                      7

                                                           FACE
                                                         AMOUNT          VALUE
                                                          (000)          (000)
------------------------------------------------------------------------------
     Paramount Communications
          8.25%, 8/1/22                           U.S. $    245  U.S. $    247
     Qwest Communications International
          10.875%, 4/1/07                                   135            153
(d)  RCN Corp. 144A 0.00%, 10/15/07                         300            186
     Revlon Worldwide 'B' Zero Coupon,
          3/15/01                                           275            190
     Rogers Cablesystems 'B'
          10.00%, 3/15/05                                   425            470
     Rogers Communications, Inc.
          9.125%, 1/15/06                                    90             91
     SD Warren Co. 'B' 12.00%, 12/15/04                     215            240
     Sinclair Broadcast Group 9.00%, 7/15/07                475            484
     Snyder Oil Corp. 8.75%, 6/15/07                        175            178
     Southland Corp. 5.00%, 12/15/03                        665            582
     Station Casinos Inc. 9.75%, 4/15/07                    270            279
(d)  TCI Satellite Entertainment 144A
          0.00%, 2/15/07                                    615            410
(d)  Teleport Communications
          0.00%, 7/1/07                                     905            740
     Teligent Inc. 11.50%, 12/1/07                          135            135
     Tenet Healthcare Corp. 8.625%,
          1/15/07                                           405            418
(d)  Transamerican Energy 144A
          0.00%, 6/15/02                                    100            79
     Vencor Inc. 8.625%, 7/15/07                            450            451
     Western Financial Bank 8.875%, 8/1/07                  450            447
                                                                 -------------
                                                                        15,966
                                                                 -------------
COLLATERALIZED MORTGAGE OBLIGATION (0.6%)
     Long Beach Auto 1997-1, 'B' 144A
          14.22%, 10/26/03                                  312            312
                                                                 -------------
                                                                        17,785
                                                                 -------------
------------------------------------------------------------------------------
VENEZUELA (10.7%)
BONDS (10.7%)
(e) Republic of Venezuela Debt
     Conversion Bond 9.25%, 9/15/27                       3,433          3,087
(b) Republic of Venezuela Debt
     Conversion Bond 'DL' 6.813%,
          12/18/07                                        3,333          2,992
                                                                 -------------
                                                                         6,079
                                                                 -------------
------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
     (Cost U.S.$63,462)                                                 63,009
                                                                 -------------
------------------------------------------------------------------------------
STRUCTURED INVESTMENTS (4.2%)
------------------------------------------------------------------------------
BRAZIL (4.2%)
     Salomon Brothers Federative Republic
          of Brazil Credit Linked Enhanced
          Note 9.00%, 1/15/99
     (Cost U.S.$2,500)                                    2,500          2,385
                                                                 -------------
------------------------------------------------------------------------------
                                                         SHARES
COMMON STOCKS (0.1%)
UNITED STATES
(a)  Nextel Communications, Inc. 'A'                      1,819  U.S. $     48
     (Cost U.S.$29)
                                                                 -------------
------------------------------------------------------------------------------
                                                         NO. OF
                                                         RIGHTS
------------------------------------------------------------------------------
RIGHTS (0.0%)
MEXICO
     United Mexican States
          0.00%, 6/30/03                              2,692,000             --
                                                                 -------------
------------------------------------------------------------------------------
                                                         Shares
------------------------------------------------------------------------------
PREFERRED STOCK (1.0%)
United States
(a)  IXC Communications, Inc. 144A
          PIK 12.50%                                          4              5
     Time Warner, Inc. Series 'M' 10.25%                    530            597
                                                                 -------------
------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
     (Cost U.S.$562)                                                       602
                                                                 -------------
------------------------------------------------------------------------------
                                                           Face
                                                         Amount
                                                          (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (10.4%)
------------------------------------------------------------------------------
Argentina (1.1%)
Bonds (1.1%)
(b)  Acindar Industries 144A
          11.656%, 11/12/98                       U.S. $    600            603
                                                                 -------------
------------------------------------------------------------------------------
United States (9.3%)
Repurchase Agreement
     Chase Securities, Inc., 5.95%, dated
          12/31/97, due 1/2/98, to be
          repurchased at U.S.$5,330,
          collateralized by U.S.$5,385
          United States Treasury Notes,
          5.625%, due 2/15/06, valued at
          U.S.$5,383                                      5,328          5,328
                                                                 -------------
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
     (Cost U.S.$5,933)                                                   5,931
                                                                 -------------
------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
     CUSTODIAN (0.0%)
     French Franc                                 FRF         1             --@
------------------------------------------------------------------------------
TOTAL INVESTMENTS (126.1%)
     (Cost U.S.$72,486)                                                 71,975
                                                                 -------------
------------------------------------------------------------------------------


  The accompanying notes are an intregal part of these financial statements.
                                      8

                                                         Amount         Amount
                                                          (000)          (000)
------------------------------------------------------------------------------
OTHER ASSETS (2.8%)
     Cash U.S.                                    U.S. $   142
     Interest Receivable                                 1,440
     Deferred Organization Costs                             8
     Dividends Receivable                                    2
     Other Assets                                           10   U.S. $  1,602
                                                  -------------  -------------
------------------------------------------------------------------------------
LIABILITIES (-28.9%)
PAYABLE FOR:
     Dividends and Distributions Declared               (9,970)
     Reverse Repurchase Agreements                      (6,033)
     Investments Purchased                                (310)
     Investment Advisory Fees                              (56)
     Professional Fees                                     (46)
     Shareholder Reporting Expenses                        (32)
     Director's Fees and Expenses                          (31)
     Administrative Fees                                   (14)
     Custodian Fees                                        (11)
     Other Liabilities                                      (5)       (16,508)
                                                  -------------  -------------
------------------------------------------------------------------------------
NET ASSETS (100%)
     Applicable to 4,153,492, issued and
          outstanding U.S.$0.01 par value shares
          (100,000,000 shares authorized)                        U.S. $ 57,069
                                                                 -------------
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S. $  13.74
                                                                 -------------
------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
     Common Stock                                                U.S. $     42
     Capital Surplus                                                    57,779
     Distributions in Excess of Net Investment Income                      (19)
     Distributions in Excess of Net Realized Gain                         (205)
     Unrealized Depreciation on Investments and
          Foreign Currency Translations                                   (528)
------------------------------------------------------------------------------
Net Assets                                                       U.S. $ 57,069
                                                                 -------------
                                                                 -------------
------------------------------------------------------------------------------

(a)  -    Non-income producing
(b)  -    Variable/floating rate security - rate disclosed is as of December 31,
          1997.
(c)  -    Participation interests were acquired through the financial institutions indicated parenthetically.
(d)  -    Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1997. Maturity date disclosed is the ultimate maturity.
(e)  -    Denotes all or a portion of securities subject to repurchase under
          Reverse Repurchase Agreements as of December 31, 1997 - see note A-4 to financial statements.
@    -    Value is less than U.S.$500.
144A -    Certain conditions for public sale may exist.
PIK  -    Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

------------------------------------------------------------------------------
DECEMBER 31, 1997 EXCHANGE RATES:
------------------------------------------------------------------------------
ARP       Argentine Peso           1.000=      U.S.    $   1.00
DEM       German Mark              1.799=      U.S.    $   1.00
FRF       French Franc             6.019=      U.S.    $   1.00
ZAR       South African Rand       4.867=      U.S.    $   1.00
------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION - DECEMBER 31, 1997 (Unaudited)

                                                                       PERCENT
                                                          VALUE         OF NET
INDUSTRY                                                  (000)         ASSETS
------------------------------------------------------------------------------
Aerospace & Defense                               U.S. $    236           0.4%
Asset-Backed Securities                                   1,507            2.6
Automobiles                                                 106            0.2
Banking                                                     447            0.8
Broadcast - Radio & Television                            3,070            5.4
Business Services                                           427            0.8
Chemicals                                                   261            0.5
Coal, Gas & Oil                                             178            0.3
Collateralized Mortgage Obligations                         312            0.6
Computers                                                   580            1.0
Construction                                              1,085            1.9
Diversified                                                 718            1.2
Energy                                                      335            0.6
Finance                                                   1,986            3.5
Food                                                        390            0.7
Foreign Government & Agency Obligations                  39,894           69.9
Gaming & Lodging                                          1,495            2.6
Health Care Supplies & Services                           1,685            2.9
Insurance                                                   149            0.3
Loan Agreements                                           2,366            4.2
Materials                                                    61            0.1
Metals - Steel                                            1,772            3.1
Multi-Industry                                            2,050            3.6
Professional Services                                       278            0.5
Real Estate                                                 365            0.6
Repurchase Agreements                                     5,328            9.3
Retail - General                                            582            1.0
Services                                                  1,058            1.8
Soaps & Toiletries                                          190            0.3
Telecommunications                                        2,741            4.8
Transportation                                               44            0.1
Utilities                                                   279            0.5
                                                  -------------  -------------
                                                  U.S. $ 71,975          126.1%
                                                  -------------  -------------
                                                  -------------  -------------
------------------------------------------------------------------------------


  The accompanying notes are an intregal part of these financial statements.
                                      9

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY -
DECEMBER 31, 1997 (Unaudited)

                                                                       PERCENT
                                                          VALUE         OF NET
COUNTRY                                                   (000)          (000)
------------------------------------------------------------------------------
Argentina                                         U.S. $  6,767           11.9%
Brazil                                                    9,867           17.3
Bulgaria                                                  2,082            3.6
Cayman Islands                                            1,222            2.1
Ecuador                                                     593            1.0
Ivory Coast                                               1,028            1.8
Jamaica                                                   1,900            3.3
Mauritius                                                   326            0.6
Mexico                                                    6,959           12.2
Morocco                                                     911            1.6
Panama                                                      800            1.4
Peru                                                      1,190            2.1
Russia                                                    7,804           13.7
United Kingdom                                              684            1.2
United States                                            23,763           41.6
Venezuela                                                 6,079           10.7
                                                  -------------  -------------
                                                  U.S. $ 71,975          126.1%
                                                  -------------  -------------
                                                  -------------  -------------
------------------------------------------------------------------------------


  The accompanying notes are an intregal part of these financial statements.
                                      10

                                                                                  YEAR ENDED
                                                                               DECEMBER 31, 1997
STATEMENT OF OPERATIONS                                                              (000)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . U.S.$            60
     Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               6,531
     Less: Foreign Taxes Withheld. . . . . . . . . . . . . . . . . . . . . . .                  (3)
--------------------------------------------------------------------------------------------------
          Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . .               6,588
--------------------------------------------------------------------------------------------------
EXPENSES
     Investment Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . .                 658
     Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .                 160
     Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  81
     Custodian Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  79
     Shareholder Reporting Expenses. . . . . . . . . . . . . . . . . . . . . .                  60
     Directors' Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . .                  28
     Annual Meeting and Proxy Expenses . . . . . . . . . . . . . . . . . . . .                  26
     Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .                  18
     Interest Expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   4
     Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 112
--------------------------------------------------------------------------------------------------
          Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .               1,226
--------------------------------------------------------------------------------------------------
            Net Investment Income. . . . . . . . . . . . . . . . . . . . . . .               5,362
--------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
     Investment Securities Sold. . . . . . . . . . . . . . . . . . . . . . . .               8,681
     Investment Securities Sold Short. . . . . . . . . . . . . . . . . . . . .                 (15)
     Written Option Contracts. . . . . . . . . . . . . . . . . . . . . . . . .                  27
     Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . .                  (8)
--------------------------------------------------------------------------------------------------
          Net Realized Gain  . . . . . . . . . . . . . . . . . . . . . . . . .               8,685
--------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     Depreciation on Investments . . . . . . . . . . . . . . . . . . . . . . .              (3,731)
     Depreciation on Foreign Currency Translations . . . . . . . . . . . . . .                  (8)
--------------------------------------------------------------------------------------------------
          Change in Unrealized Appreciation/Depreciation . . . . . . . . . . .              (3,739)
--------------------------------------------------------------------------------------------------
NET REALIZED GAIN AND CHANGE IN UNREALIZED
     Appreciation/Depreciation . . . . . . . . . . . . . . . . . . . . . . . .               4,946
--------------------------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . . . U.S.$        10,308
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                                                                 YEAR ENDED             YEAR ENDED
                                                             DECEMBER 31, 1997      DECEMBER 31, 1996
STATEMENT OF CHANGES IN NET ASSETS                                 (000)                  (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net Investment Income. . . . . . . . . . . . . . . . .  U.S.$       5,362      U.S.$      7,098
     Net Realized Gain. . . . . . . . . . . . . . . . . . .              8,685                 6,865
     Change in Unrealized Appreciation/Depreciation . . . .             (3,739)                2,018
----------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations .             10,308                15,981
----------------------------------------------------------------------------------------------------
Distributions:
     Net Investment Income. . . . . . . . . . . . . . . . .             (5,362)               (6,178)
     In Excess of Net Investment Income . . . . . . . . . .                (19)                    -
     Net Realized Gain. . . . . . . . . . . . . . . . . . .             (9,362)               (2,059)
     In Excess of Net Realized Gain . . . . . . . . . . . .               (205)                    -
----------------------------------------------------------------------------------------------------
     Total Distributions. . . . . . . . . . . . . . . . . .            (14,948)               (8,237)
----------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Reinvestment of Distributions (7,493 shares) . . . . .                118                     -
----------------------------------------------------------------------------------------------------
     Total Increase (Decrease). . . . . . . . . . . . . . .             (4,522)                7,744
Net Assets:
     Beginning of Period. . . . . . . . . . . . . . . . . .             61,591                53,847
----------------------------------------------------------------------------------------------------
   End of Period (including distributions
     in excess of net investment income of
     U.S.$19 and undistributed net investment
     income of U.S.$12, respectively) . . . . . . . . . . .  U.S.$      57,069      U.S.$     61,591
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------


  The accompanying notes are an intregal part of these financial statements.
                                      11

FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED DECEMBER 31,                   PERIOD FROM
                                                                  ---------------------------------------------  MAY 27, 1994* TO
SELECTED PER SHARE DATA AND RATIOS:                                   1997             1996             1995     DECEMBER 31, 1994
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . . . . . . .  U.S.$  14.86     U.S.$  12.99     U.S.$  12.25    U.S.$  14.10
-----------------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . . . . . . . . . . . .             -                -                -           (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income. . . . . . . . . . . . . . . . . . . . . .          1.29             1.71             1.61            0.95
Net Realized and Unrealized Gain (Loss) on Investments . . . . .          1.19             2.15             0.72           (1.72)
-----------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations. . . . . . . . . . . . . .          2.48             3.86             2.33           (0.77)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
     Net Investment Income . . . . . . . . . . . . . . . . . . .         (1.29)           (1.49)           (1.59)          (0.91)
     In Excess of Net Investment Income. . . . . . . . . . . . .         (0.01)               -                -               -
     Net Realized Gain . . . . . . . . . . . . . . . . . . . . .         (2.25)           (0.50)               -               -
     In Excess of Net Realized Gain. . . . . . . . . . . . . . .         (0.05)               -                -               -
-----------------------------------------------------------------------------------------------------------------------------------
          Total Distributions. . . . . . . . . . . . . . . . . .         (3.60)           (1.99)           (1.59)          (0.91)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period . . . . . . . . . . . . . . . . .  U.S.$  13.74     U.S.$  14.86     U.S.$  12.99    U.S.$  12.25
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Market Value, End of Period  . . . . . . . . . . . . .  U.S.$  13.13     U.S.$  14.63     U.S.$  12.50    U.S.$  12.50
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
     Market Value. . . . . . . . . . . . . . . . . . . . . . . .         13.93%           34.44%           13.49%          (4.51)%
     Net Asset Value (1) . . . . . . . . . . . . . . . . . . . .         17.38%           31.45%           20.34%          (6.42)%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  . . . . . . . . . . . . .  U.S.$ 57,069     U.S.$ 61,591     U.S.$ 53,847    U.S.$ 50,607
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses Before Interest Expense to Average Net Assets           1.75%            1.81%            1.95%           1.75%**
Ratio of Expenses After Interest Expense to Average Net Assets .          1.86%            2.00%            2.06%           2.97%**
Ratio of Net Investment Income to Average Net Assets . . . . . .          8.15%           12.17%           13.07%          11.90%**
Portfolio Turnover Rate. . . . . . . . . . . . . . . . . . . . .           333%             280%             160%             86%
-----------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations
**   Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


  The accompanying notes are an intregal part of these financial statements.
                                      12

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
------------------------------------------------------------------------------

The Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund"), was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective to seek capital appreciation through investments primarily in high yield bonds.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain securities may be valued on the basis of bid prices provided by one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board") although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: In order to leverage the Fund, the Fund may enter into reverse repurchase agreements with institutions that
     the Fund's   investment adviser has determined are creditworthy. Under
     a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

     At December 31, 1997, the Fund had reverse repurchase agreements outstanding as follows:

                                            Maturity in
                                              30 to 90
                                                Days
                                         --------------
Value of Securities Subject to
 Repurchase . . . . . . . . . . . . .    $    6,546,000
Liability Under Reverse
 Repurchase Agreement . . . . . . . . .  $    6,033,000
Weighted Average Interest Rate                     5.33%

     The average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 1997 was approximately $1,434,000 at a weighted average interest rate of 5.12%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

         - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

         - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain (loss) on investment securities sold in the financial statements.

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

8. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assign-ments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

11. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund forgoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

12.  SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

13. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities, invested in by the Fund, generally will have credit risk equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

14. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

15. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of losses on securities. Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser"), provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custodian fees are payable monthly based on assets under custody, investment purchase and sale activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. For the year ended December 31, 1997, the Fund incurred International Custodian fees of $43,000, of which $7,000 was payable to the International Custodian at December 31, 1997. In addition, for the year ended December 31, 1997, the Fund has earned interest income of $9,000 and incurred interest expense of $19,000 on balances with the International Custodian.

E. For the year ended December 31, 1997, the Fund made purchases and sales totaling $221,383,000 and $225,535,000, respectively, of investments other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1997,the U.S. Federal income tax cost basis of securities was $72,956,000 and, accordingly, net unrealized depreciation for U.S. Fed-eral income tax purposes was $981,000 of which $1,384,000 related to appreciated securities and $2,365,000 related to depreciated securities. For the year ended December 31, 1997, the Fund intends to elect to defer to January 1, 1998 for U.S. Federal income tax purposes, post-October currency losses of $8,000.

F. In connection with its organization and initial public offering of shares, the Fund incurred $30,000 and $714,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five year period beginning May 27, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

G. At December 31, 1997, approximately 30% of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1997 totaled $24,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 1997, the Board declared a distribution of $0.28 per share, derived from net investment income and $2.12 per share, derived from net realized gains, payable on January 9, 1998, to shareholders of record on December 31, 1997.

J. During the year ended December 31, 1997, the Fund's written covered call option activity was as follows:

                                     Face       Premium
                                  Amount (000)   (000)
                                  ------------  -------
Options outstanding at
  January 1, 1997 . . . . . .     $         -   $     -
Options written during the
  year. . . . . . . . . . . .           3,900        32
Options closed during the
  year. . . . . . . . . . . .          (3,900)      (32)
Options outstanding at
  December 31, 1997 . . . . .     $         -   $     -

------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1997, the Fund designates $1,073,000 as long-term capital gain at the 28% tax bracket and $40,000 at the 20% tax bracket.

REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Morgan Stanley Global Opportunity Bond Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 27, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 18, 1998

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                         Morgan Stanley Global Opportunity Bond Fund, Inc. American Stock Transfer & Trust Company
                         Dividend Reinvestment and Cash Purchase Plan
                         40 Wall Street
                         New York, NY 10005
                         1-800-278-4353